EXHIBIT 99.1

Contact:	Franklin Resources, Inc.
Investor Relations: Greta Gahl (650) 312-4091
Corporate Communications: Lisa Gallegos (650) 312-3395
franklintempleton.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Second Quarter Results

San Mateo, CA, April 26, 2007 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $440.9 million, or $1.73 per share diluted, on revenues of $1,509.0 million for the quarter ended March 31, 2007. In the quarter ended December 31, 2006, net income was $426.8 million, or $1.67 per share diluted, on revenues of $1,427.8 million. For the quarter ended March 31, 2006, net income was $196.5 million, or $0.74 per share diluted, on revenues of $1,254.8 million.

Operating income for the quarter ended March 31, 2007 was $499.1 million, as compared to $508.1 million for the prior quarter and $349.8 million for the quarter ended March 31, 2006. The company’s non-operating income for the quarter ended March 31, 2007 included $100.9 million of investment and other income, net, as compared to $71.1 million in the prior quarter and $55.4 million for the quarter ended March 31, 2006.

Assets under management by the company’s subsidiaries were $576.0 billion at March 31, 2007, as compared to $552.9 billion at December 31, 2006 and $491.6 billion at March 31, 2006. Simple monthly average assets under management during the quarter ended March 31, 2007 were $563.7 billion compared to $533.1 billion in the preceding quarter and $481.2 billion in the same quarter a year ago. Equity assets comprised 60% of total assets under management at March 31, 2007, December 31, 2006 and March 31, 2006. Fixed-income assets comprised 21% of total assets under management at March 31, 2007 and December 31, 2006, as compared to 22% at March 31, 2006. Hybrid assets accounted for 18% of total assets under management at March 31, 2007 and December 31, 2006, as compared to 17% at March 31, 2006. Sales exceeded redemptions by $10.9 billion for the quarter ended March 31, 2007, as compared to $10.0 billion for the prior quarter and $2.5 billion for the comparable quarter a year ago.

Fiscal Second Quarter 2007 Highlights

Performance and Products1,2

(See important footnotes in “Supplemental Information” section at the end of the release.)

•

85% of Franklin Templeton’s long-term mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 88% for the five-year period and 94% for the 10-year period ended March 31, 2007.[3,4]

•

80% of Franklin Templeton’s equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 83% for the five-year period and 92% for the 10-year period ended March 31, 2007.[3,5]

•

97% of Franklin Templeton’s fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three- and five-year periods and 100% for the 10-year period ended March 31, 2007.[3,6]

•

85% of Franklin equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 86% for the five-year period and 91% for the 10-year period ended March 31, 2007.[3,7]

•

67% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 75% for the five-year period and 90% for the 10-year period ended March 31, 2007.[3,8]

•	100% of Mutual Series equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-, five- and 10-year periods ended March 31, 2007.[3,9]

•

87% of Franklin Templeton’s taxable fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 88% for the five-year period and 98% for the 10-year period ended March 31, 2007.[3,10]

•

100% of Franklin Templeton’s tax-free fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-, five- and 10-year periods ended March 31, 2007.[3,11]

•

Franklin Income Fund ranked in the top decile of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group for total return among 423, 312, 212 and 112 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund received Lipper Leader awards for Total Return and Consistent Return, and was rated 5 stars overall by Morningstar among 364 Conservative Allocation funds as of March 31, 2007.[12,21,22]

•

Franklin MicroCap Value Fund ranked in the top quartile of the Lipper Small-Cap Value Funds peer group for total return among 267, 216, 164 and 64 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund received Lipper Leader awards for Total Return, Consistent Return, Preservation and Expense, and was rated 5 stars overall by Morningstar among 310 Small Value funds as of March 31, 2007.[13,21,22]

•

Templeton Global Smaller Companies Fund ranked in the top quartile of the Lipper Global Small/Mid-Cap Core Funds peer group for total return among 16, 14, 12 and 6 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund was rated 4 stars overall by Morningstar among 412 World Stock funds as of March 31, 2007.[14,22]

•

Mutual Shares Fund ranked in the top two quartiles of the Lipper Multi-Cap Value Funds peer group for total return among 425, 333, 249 and 88 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund received Lipper Leader awards for Total Return and Preservation, and was rated 4 stars overall by Morningstar among 1,100 Large Value funds as of March 31, 2007.[15,21,22]

•

Mutual Beacon Fund ranked in the top quartile of the Lipper Multi-Cap Core Funds peer group for total return among 893, 656, 476 and 197 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund received Lipper Leader awards for Total Return and Preservation, and was rated 5 stars overall by Morningstar among 1,100 Large Value funds as of March 31, 2007.[16,21,22]

•

Mutual Discovery Fund ranked in the top two quartiles of the Lipper Global Multi-Cap Value Funds peer group for total return among 58, 46, 36 and 14 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund received Lipper Leader awards for Total Return and Preservation, and was rated 5 stars overall by Morningstar among 412 World Stock funds as of March 31, 2007.[17,21,22]

•	Franklin Federal Tax-Free Income Fund ranked in the top quartile of the Lipper General Municipal Debt Funds peer group for total return among 241, 233, 217 and 137 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund received Lipper Leader awards for Total Return, Consistent Return, Expense and Tax Efficiency, and was rated 4 stars overall by Morningstar among 271 Muni National Long funds as of March 31, 2007.[18,21,22]

•

Franklin California High Yield Municipal Fund ranked in the top decile of the Lipper California Municipal Debt Funds peer group for total return among 116, 107, 94 and 69 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund received Lipper Leader awards for Total Return, Consistent Return and Tax Efficiency, and was rated 5 stars overall by Morningstar among 153 Muni California Long funds as of March 31, 2007.[19,21,22]

•

Templeton Global Bond Fund ranked in the top decile of the Lipper Global Income Funds peer group for total return among 106, 97, 81 and 55 funds for the one-, three-, five- and 10-year periods ended March 31, 2007. The fund received a Lipper Leader award for Total Return, and was rated 5 stars overall by Morningstar among 163 World Bond funds as of March 31, 2007.[20,21,22]

Performance quoted represents past performance, which cannot predict or guarantee future results.

Global Business Developments

•

Launched a company-wide sales and marketing campaign focused on fixed income funds, and, to date, have seen first time fixed income sales from over 4,800 new financial advisors who had not previously used Franklin Templeton fixed income products.

•	Opened a new campus at Gachibowli in Hyderabad, India, to serve principally as a support center to the operations and technology groups in Franklin Templeton’s offices worldwide.

•

Franklin Templeton Investments was ranked in the top quartile for service quality among 100 German mutual fund distributors, in a study by an external consultant published in the German financial magazine, Capital.

•

Standard & Poor’s rated Franklin Templeton as the “Best Foreign Fixed-Income Asset Management Company” in Portugal, and the company was also rated the “Best Bond Group” for 3-year performance at the Hong Kong 2007 Lipper Fund Awards.

•	Franklin Templeton was selected from among 41 fund families as the “Best Overall Fund Group” for 3-year performance at the 2007 Lipper Fund Awards – Gulf Region.

•	In Canada, DALBAR ranked Franklin Templeton Investments #1 among broker-distributed firms for speed of delivery of 2006 annual statements.

•	Franklin Resources, Inc. repurchased four million shares of its outstanding common stock under an accelerated repurchase agreement.

•

Upon taking full control of Brazilian local asset management company, Bradesco Templeton Asset Management Ltda., the company marked its relaunch of operations as Franklin Templeton Investimentos (Brasil) Ltda. with an event in Sao Paulo attended by over 500 financial advisors, prospective investors and others.

•

Commemorated the 30th anniversary of the Franklin Municipal Bond Department, the nation’s largest municipal bond fund manager[23] with over $53 billion in municipal bond assets under management,[24] in February.

•

Announced a global expansion of the Franklin Templeton Academy, a program that offers a comprehensive curriculum designed to help financial advisors cultivate and enhance financial planning and business development skills.

•	The Lothian Pension Fund, administered by the City of Edinburgh Council, funded a US$280 million Templeton Global Equity account.

•	Franklin Templeton Frontier Emerging Markets Debt Fund, launched in March 2006 for Japanese investors, exceeded US$1 billion in assets under management during the quarter.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited

(in thousands, except assets under management and per share data)	Three months ended March 31			Six months ended March 31
	2007	2006	% Change	2007	2006	% Change
Operating Revenues
Investment management fees	$850,796	$726,015	17%	$1,682,686	$1,413,454	19%
Underwriting and distribution fees	570,848	445,501	28%	1,080,621	860,380	26%
Shareholder servicing fees	68,333	65,065	5%	135,898	129,337	5%
Consolidated sponsored investment products income, net	1,327	2,558	(48%)	2,164	2,836	(24%)
Other, net	17,702	15,631	13%	35,452	30,215	17%

Total operating revenues	1,509,006	1,254,770	20%	2,936,821	2,436,222	21%

Operating Expenses
Underwriting and distribution	533,946	413,236	29%	1,011,997	793,313	28%
Compensation and benefits	268,471	231,182	16%	519,487	449,662	16%
Information systems, technology and occupancy	73,953	73,900	—%	149,016	147,795	1%
Advertising and promotion	46,035	36,130	27%	80,896	66,467	22%
Amortization of deferred sales commissions	37,615	32,115	17%	71,362	64,117	11%
Amortization of intangible assets	2,666	4,356	(39%)	5,334	8,709	(39%)
Intangible assets impairment	—	68,400	(100%)	—	68,400	(100%)
Other	47,237	45,694	3%	91,576	83,416	10%

Total operating expenses	1,009,923	905,013	12%	1,929,668	1,681,879	15%

Operating income	499,083	349,757	43%	1,007,153	754,343	34%

Other Income (Expenses)
Consolidated sponsored investment products gains, net	13,755	16,992	(19%)	44,041	27,806	58%
Investment and other income, net	100,857	55,388	82%	171,966	87,754	96%
Interest expense	(5,990)	(7,125)	(16%)	(12,112)	(16,313)	(26%)

Other income, net	108,622	65,255	66%	203,895	99,247	105%

Income before taxes on income	607,705	415,012	46%	1,211,048	853,590	42%
Taxes on income	166,839	218,496	(24%)	343,382	339,105	1%

Net income	$440,866	$196,516	124%	$867,666	$514,485	69%

Earnings per Share
Basic	$1.75	$0.76	130%	$3.44	$2.01	71%
Diluted	1.73	0.74	134%	3.40	1.95	74%

Dividends per share	$0.15	$0.12	25%	$0.30	$0.24	25%

Average Shares Outstanding (in thousands)
Basic	251,763	258,110	(2%)	252,085	255,618	(1%)
Diluted	255,160	265,437	(4%)	255,151	265,117	(4%)

Operating Margin[1]	33%	28%		34%	31%

Assets Under Management (in millions)
Beginning of period	$552,905	$464,850	19%	$511,330	$453,065	13%
Sales	43,438	32,561	33%	81,049	62,931	29%
Reinvested distributions	2,322	1,440	61%	15,186	9,800	55%
Redemptions	(32,526)	(30,012)	8%	(60,187)	(54,534)	10%
Distributions	(3,392)	(2,026)	67%	(18,946)	(12,068)	57%
Dispositions[2]	—	—	N/A	(1,968)	—	N/A
Appreciation	13,269	24,779	(46%)	49,552	32,398	53%
End of period	$576,016	$491,592	17%	$576,016	$491,592	17%
Simple Monthly Average for Period	$563,665	$481,157	17%	$547,758	$467,559	17%

[1]	Operating margin: Operating income divided by total operating revenues.
[2]	The six months ended March 31, 2007 include the divestiture of assets under management of a former subsidiary at October 1, 2006.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except per share data)

	Three months ended
	31-Mar-07	31-Dec-06	% Change	30-Sep-06	30-Jun-06	31-Mar-06
Operating Revenues
Investment management fees	$850,796	$831,890	2%	$764,458	$786,015	$726,015
Underwriting and distribution fees	570,848	509,773	12%	448,484	447,136	445,501
Shareholder servicing fees	68,333	67,565	1%	64,365	65,593	65,065
Consolidated sponsored investment products income, net	1,327	837	59%	2,123	2,753	2,558
Other, net	17,702	17,750	—%	17,799	15,778	15,631

Total operating revenues	1,509,006	1,427,815	6%	1,297,229	1,317,275	1,254,770

Operating Expenses
Underwriting and distribution	533,946	478,051	12%	417,361	430,727	413,236
Compensation and benefits	268,471	251,016	7%	243,906	242,686	231,182
Information systems, technology and occupancy	73,953	75,063	(1%)	80,464	74,082	73,900
Advertising and promotion	46,035	34,861	32%	48,684	41,309	36,130
Amortization of deferred sales commissions	37,615	33,747	11%	34,242	31,514	32,115
Amortization of intangible assets	2,666	2,668	—%	2,663	2,650	4,356
Intangible assets impairment	—	—	N/A	—	—	68,400
Other	47,237	44,339	7%	42,857	42,321	45,694

Total operating expenses	1,009,923	919,745	10%	870,177	865,289	905,013

Operating income	499,083	508,070	(2%)	427,052	451,986	349,757

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	13,755	30,286	(55%)	14,170	(8,352)	16,992
Investment and other income, net	100,857	71,109	42%	57,757	52,271	55,388
Interest expense	(5,990)	(6,122)	(2%)	(6,226)	(6,682)	(7,125)

Other income, net	108,622	95,273	14%	65,701	37,237	65,255

Income before taxes on income	607,705	603,343	1%	492,753	489,223	415,012
Taxes on income	166,839	176,543	(5%)	111,084	117,809	218,496

Net income	$440,866	$426,800	3%	$381,669	$371,414	$196,516

Earnings per Share
Basic	$1.75	$1.69	4%	$1.51	$1.44	$0.76
Diluted	1.73	1.67	4%	1.49	1.41	0.74

Dividends per share	$0.15	$0.15	—%	$0.12	$0.12	$0.12

Average Shares Outstanding (in thousands)
Basic	251,763	252,400	—%	252,140	257,592	258,110
Diluted	255,160	255,547	—%	255,429	262,876	265,437
Operating Margin[1]	33%	36%		33%	34%	28%

Employees	8,337	8,211	2%	7,982	7,817	7,540
Billable Shareholder Accounts (in millions)	20.5	19.5	5%	17.7	18.7	17.6

[1]	Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Summary Balance Sheets
(in thousands)

	Preliminary Unaudited March 31, 2007	September 30, 2006
Assets
Current assets	$5,335,134	$4,969,601
Banking/finance assets	983,391	1,148,893
Non-current assets	3,298,385	3,381,365

Total assets	$9,616,910	$9,499,859

Liabilities and Stockholders’ Equity
Current liabilities	$933,649	$962,196
Banking/finance liabilities	742,935	908,387
Non-current liabilities	796,918	848,752

Total liabilities	2,473,502	2,719,335
Minority interest	112,427	95,796
Total stockholders’ equity	7,030,981	6,684,728

Total liabilities and stockholders’ equity	$9,616,910	$9,499,859

Ending Shares of Common Stock Outstanding	249,583	253,249

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)

	Three months ended
	31-Mar-07	31-Dec-06	% Change	30-Sept-06	30-Jun-06	31-Mar-06

Equity
Global/international	$248.7	$240.6	3%	$217.6	$209.7	$210.8
Domestic (U.S.)	95.1	91.0	5%	84.4	82.1	84.8

Total equity	343.8	331.6	4%	302.0	291.8	295.6

Hybrid	105.0	98.7	6%	90.6	84.6	83.5

Fixed-Income
Tax-free	57.3	56.6	1%	55.6	54.1	54.3
Taxable:
Domestic (U.S.)	33.0	32.4	2%	32.4	31.3	31.7
Global/international	31.0	27.3	14%	24.4	22.4	20.9

Total fixed-income	121.3	116.3	4%	112.4	107.8	106.9

Money Market	5.9	6.3	(6%)	6.3	5.9	5.6

Total Ending Assets	$576.0	$552.9	4%	$511.3	$490.1	$491.6

Simple Monthly Average Assets	$563.7	$533.1	6%	$500.4	$494.6	$481.2

ASSETS UNDER MANAGEMENT AND FLOWS
(in billions)

	Three months ended
	31-Mar-07	31-Dec-06	% Change	31-Mar-06	% Change
Beginning Assets Under Management	$552.9	$511.3	8%	$464.8	19%
U.S. retail assets[1]
Beginning assets	$330.9	$307.2	8%	$279.7	18%

Sales	20.1	17.8	13%	15.1	33%
Reinvested distributions	1.8	11.5	(84%)	0.9	100%
Redemptions	(13.1)	(11.5)	14%	(12.5)	5%
Distributions	(2.9)	(14.0)	(79%)	(1.6)	81%
Appreciation	8.4	19.9	(58%)	13.4	(37%)

Ending assets	$345.2	$330.9	4%	$295.0	17%

Other assets, including international and institutional
Beginning assets	$222.0	$204.1	9%	$185.1	20%

Sales	23.3	19.8	18%	17.5	33%
Reinvested distributions	0.5	1.4	(64%)	0.5	—%
Redemptions	(19.4)	(16.1)	20%	(17.5)	11%
Distributions	(0.5)	(1.6)	(69%)	(0.4)	25%
Dispositions[2]	—	(2.0)	(100%)	—	N/A
Appreciation	4.9	16.4	(70%)	11.4	(57%)

Ending assets	$230.8	$222.0	4%	$196.6	17%

Total Ending Assets	$576.0	$552.9	4%	$491.6	17%

Total Assets Under Management
Beginning assets	$552.9	$511.3	8%	$464.8	19%

Sales	43.4	37.6	15%	32.6	33%
Reinvested distributions	2.3	12.9	(82%)	1.4	64%
Redemptions	(32.5)	(27.6)	18%	(30.0)	8%
Distributions	(3.4)	(15.6)	(78%)	(2.0)	70%
Dispositions[2]	—	(2.0)	(100%)	—	N/A
Appreciation	13.3	36.3	(63%)	24.8	(46%)

Ending assets	$576.0	$552.9	4%	$491.6	17%

[1]

U.S. retail assets include institutional assets totaling approximately $50.0 billion that are invested in U.S. retail fund and annuity products. Total institutional and high net-worth assets at March 31, 2007 were approximately $176.9 billion, of which high net-worth assets comprised $10.7 billion.

[2]	The quarter ended December 31, 2006 includes the divestiture of assets under management of a former subsidiary at October 1, 2006.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE
(in billions)	Three months ended
	31-Mar-07	31-Dec-06	31-Mar-06
Global/international equity
Beginning assets	$240.6	$217.6	$193.9

Sales	17.2	15.2	15.4
Reinvested distributions	0.7	7.1	0.3
Redemptions	(15.1)	(11.9)	(13.9)
Distributions	(0.8)	(8.1)	—
Dispositions[1]	—	(2.0)	—
Appreciation	6.1	22.7	15.1

Ending assets	248.7	240.6	210.8

Domestic (U.S.) equity
Beginning assets	91.0	84.4	79.6

Sales	5.1	4.4	4.3
Reinvested distributions	0.2	3.9	—
Redemptions	(3.9)	(3.6)	(4.8)
Distributions	(0.2)	(4.3)	(0.3)
Appreciation	2.9	6.2	6.0

Ending assets	95.1	91.0	84.8

Hybrid
Beginning assets	98.7	90.6	79.7

Sales	6.4	5.7	3.6
Reinvested distributions	0.6	1.1	0.4
Redemptions	(2.2)	(2.2)	(2.4)
Distributions	(0.9)	(1.5)	(0.6)
Appreciation	2.4	5.0	2.8

Ending assets	105.0	98.7	83.5

Tax-free income
Beginning assets	56.6	55.6	53.9

Sales	2.2	1.9	1.8
Reinvested distributions	0.4	0.4	0.3
Redemptions	(1.5)	(1.4)	(1.5)
Distributions	(0.7)	(0.6)	(0.5)
Appreciation	0.3	0.7	0.3

Ending assets	57.3	56.6	54.3

Taxable fixed-income
Beginning assets	59.7	56.8	52.1

Sales	8.3	6.8	5.1
Reinvested distributions	0.3	0.3	0.3
Redemptions	(5.0)	(4.9)	(4.8)
Distributions	(0.7)	(1.0)	(0.5)
Appreciation	1.4	1.7	0.4

Ending assets	64.0	59.7	52.6

Money market
Beginning assets	6.3	6.3	5.6

Sales	4.2	3.6	2.4
Reinvested distributions	0.1	0.1	0.1
Redemptions	(4.8)	(3.6)	(2.6)
Distributions	(0.1)	(0.1)	(0.1)
Appreciation	0.2	—	0.2

Ending assets	5.9	6.3	5.6

Ending Assets Under Management	$576.0	$552.9	$491.6

[1]	The quarter ended December 31, 2006 includes the divestiture of assets under management of a former subsidiary at October 1, 2006.

Conference Call Information

On Thursday, April 26, 2007, Franklin Resources, Inc., [NYSE:BEN] will release its second fiscal quarter 2007 financial results. President and Chief Executive Officer of Franklin Resources, Inc., Greg Johnson, and Senior Vice President, Chief Financial Officer and Treasurer, Ken Lewis, will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) that day to discuss the quarterly results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 645-0197 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through May 10, 2007. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 6218075, after 5:30 p.m. Eastern Time on April 26, 2007, through 11:59 p.m. Eastern Time on May 10, 2007.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. [NYSE:BEN], is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has 60 years of investment experience and approximately $576 billion in assets under management as of March 31, 2007. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.	Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds’ principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.	Morningstar ratings and Lipper rankings for Franklin Templeton U.S. based funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A asset data is based on 02/28/07 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.

3.	Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 145 peer groups of U.S. retail mutual funds, and the groups vary in size from 5 to 958 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

Lipper Performance Rankings of Franklin Templeton’s Long-Term Mutual Funds (see also footnote 2 and 3 above)

FRANKLIN TEMPLETON

Quartile	Time Periods Ended March 31, 2007
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)

1st & 2nd	67%	85%	88%	94%

3rd & 4th	33%	15%	12%	6%

FRANKLIN TEMPLETON EQUITY

Quartile	Time Periods Ended March 31, 2007
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	59%	80%	83%	92%

3rd & 4th	41%	20%	17%	8%

FRANKLIN TEMPLETON FIXED INCOME

Quartile	Time Periods Ended March 31, 2007
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	86%	97%	97%	100%

3rd & 4th	14%	3%	3%	0%

FRANKLIN EQUITY

Quartile	Time Periods Ended March 31, 2007
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	81%	85%	86%	91%

3rd & 4th	19%	15%	14%	9%

TEMPLETON EQUITY

Quartile	Time Periods Ended March 31, 2007
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	21%	67%	75%	90%

3rd & 4th	79%	33%	25%	10%

MUTUAL SERIES EQUITY

Quartile	Time Periods Ended March 31, 2007
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	95%	100%	100%	100%

3rd & 4th	5%	0%	0%	0%

FRANKLIN TEMPLETON TAXABLE FIXED INCOME

Quartile	Time Periods Ended March 31, 2007
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)

1st & 2nd	71%	87%	88%	98%

3rd & 4th	29%	13%	12%	2%

FRANKLIN TEMPLETON TAX-FREE FIXED INCOME

Quartile	Time Periods Ended March 31, 2007
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)

1st & 2nd	90%	100%	100%	100%

3rd & 4th	10%	0%	0%	0%

4.

Source: Lipper® Inc., 03/31/07. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 35, 50, 43 and 38 funds ranked in the top quartile and 35, 21, 25 and 26 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 03/31/07. Of the eligible Franklin Templeton equity funds tracked by Lipper, 13, 19, 14 and 11 funds ranked in the top quartile and 17, 10, 12 and 13 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 03/31/07. Of the eligible Franklin Templeton non-money market fixed income funds tracked by Lipper, 22, 31, 29 and 27 funds ranked in the top quartile and 18, 11, 13 and 13 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 03/31/07. Of the eligible Franklin equity mutual funds tracked by Lipper, 4, 12, 8 and 5 funds ranked in the top quartile and 13, 6, 7 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 03/31/07. Of the eligible Templeton equity mutual funds tracked by Lipper, 5, 1, 2 and 1 funds ranked in the top quartile and 2, 3, 3 and 4 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 03/31/07. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 4, 6, 4 and 5 funds ranked in the top quartile and 2, 1, 2 and 0 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 03/31/07. Of the eligible Franklin Templeton non-money market taxable fixed income funds tracked by Lipper, 3, 5, 4 and 3 funds ranked in the top quartile and 6, 3, 5 and 4 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 03/31/07. Of the eligible Franklin Templeton non-money market tax-free fixed income funds tracked by Lipper, 19, 26, 25 and 24 funds ranked in the top quartile and 12, 8, 8 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 03/31/07. Franklin Income Fund Class A ranked 3 in a universe of 423 funds in Lipper’s “Mixed-Asset Target Allocation Moderate Funds” group for the one-year period, 8 of 312 for the three-year period, 3 of 212 for the five-year period and 5 of 112 for the 10-year period.

13.

Source: Lipper® Inc., 03/31/07. Franklin MicroCap Value Fund Class A ranked 30 in a universe of 267 funds in Lipper’s “Small-Cap Value Funds” group for the one-year period, 27 of 216 for the three-year period, 12 of 164 for the five-year period and 4 of 64 for the 10-year period.

14.

Source: Lipper® Inc., 03/31/07. Templeton Global Smaller Companies Fund Class A ranked 2 in a universe of 16 funds in Lipper’s “Global Small/Mid-Cap Core Funds” group for the one-year period, 2 of 14 for the three-year period, 2 of 12 for the five-year period and 1 of 6 for the 10-year period.

15.

Source: Lipper® Inc., 03/31/07. Mutual Shares Fund Class A ranked 137 in a universe of 425 funds in Lipper’s “Multi-Cap Value Funds” group for the one-year period, 79 of 333 for the three-year period, 33 of 249 for the five-year period and 21 of 88 for the 10-year period.

16.

Source: Lipper® Inc., 03/31/07. Mutual Beacon Fund Class A ranked 21 in a universe of 893 funds in Lipper’s “Multi-Cap Core Funds” group for the one-year period, 29 of 656 for the three-year period, 21 of 476 for the five-year period and 48 of 197 for the 10-year period.

17.	Source: Lipper® Inc., 03/31/07. Mutual Discovery Fund Class A ranked 29 in a universe of 58 funds in Lipper’s “Global Multi-Cap Value Funds” group for the one-year period, 8 of 46 for the three-year period, 14 of 36 for the five-year period and 3 of 14 for the 10-year period.

18.	Source: Lipper® Inc., 03/31/07. Franklin Federal Tax-Free Income Fund Class A ranked 55 in a universe of 241 funds in Lipper’s “General Municipal Debt Funds” group for the one-year period, 31 of 233 for the three-year period, 35 of 217 for the five-year period and 34 of 137 for the 10-year period.

19.	Source: Lipper® Inc., 03/31/07. Franklin California High Yield Municipal Fund Class A ranked 5 in a universe of 116 funds in Lipper’s “California Municipal Debt Funds” group for the one-year period, 4 of 107 for the three-year period, 5 of 94 for the five-year period and 3 of 69 for the 10-year period.

20.	Source: Lipper® Inc., 03/31/07. Templeton Global Bond Fund Class A ranked 2 in a universe of 106 funds in Lipper’s “Global Income Funds” group for the one-year period, 2 of 97 for the three-year period, 2 of 81 for the five-year period and 5 of 55 for the 10-year period.

21.	Source: Lipper® Inc., 03/31/07. A Lipper Leaders distinction does not imply that a fund named as a Lipper Leader had the best performance in its category. Lipper Leaders Awards are based on Class A shares. Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax Efficiency reflect funds’ historical success in postponing taxable distributions relative to peers. Lipper ratings for Expense reflect funds’ expense minimization relative to peers with similar load structures. Lipper ratings are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds (e.g., large-cap core, general U.S. Treasury, etc.). The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Consistent Return, Total Return, Preservation, Tax-Efficiency and Expense metrics over three-, five- and 10-year periods (if applicable). 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. Franklin Income Fund, in Lipper’s Mixed-Asset Target Allocation Moderate Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [312], Lipper Leader [212], Lipper Leader [112]; Consistent Return: Lipper Leader [304], Lipper Leader [206], 2 [102]. Franklin MicroCap Value Fund, in Lipper’s Small-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [216], Lipper Leader [164], Lipper Leader [64]; Consistent Return: 2 [212], 2 [164], Lipper Leader [56]; Preservation (in Equity asset class): Lipper Leader [8480], Lipper Leader [6776], Lipper Leader [2656]; Expense: Lipper Leader [80], Lipper Leader [66], Lipper Leader [28]. Mutual Shares Fund, in Lipper’s Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: 2 [333], Lipper Leader [249], 2 [88]; Preservation (in Equity asset class): Lipper Leader [8480], Lipper Leader [6776], Lipper Leader [2656]. Mutual Beacon Fund, in Lipper’s Multi-Cap Core Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [656], Lipper Leader [476], 2 [197]; Preservation (in Equity asset class): Lipper Leader [8480], Lipper Leader [6776], Lipper Leader [2656]. Mutual Discovery Fund, in Lipper’s Global Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [46], 2 [36], 2 [14]; Preservation (in Equity asset class): Lipper Leader [8480], Lipper Leader [6776], Lipper Leader [2656]. Franklin Federal Tax-Free Income Fund, in Lipper’s General Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [233], Lipper Leader [217], 2 [137]; Consistent Return: 2 [225], 2 [211], 2 [123]; Expense: Lipper Leader [97], Lipper Leader [92], Lipper Leader [70]; Tax Efficiency: Lipper Leader [230], Lipper Leader [214], Lipper Leader [134]. Franklin California High Yield Municipal Fund, in Lipper’s California Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [107], Lipper Leader [94], Lipper Leader [69]; Consistent Return: 2 [104], Lipper Leader [94], Lipper Leader [56]; Tax Efficiency: Lipper Leader [107], Lipper Leader [94], Lipper Leader [69]. Templeton Global Bond Fund, in Lipper’s Global Income Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [97], Lipper Leader [81], Lipper Leader [55]. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2003, Reuters, All Rights Reserved.

22.

Source: Morningstar© 03/31/07. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable)

Morningstar Rating metrics. Past performance does not guarantee future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 364; 185; 90 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 03/31/07, as applicable. For the three-, five- and 10-year periods ended 03/31/07, the Morningstar ratings were: Franklin Income Fund 5, 5, 5. The following fund was rated against 310; 238; 79 Small Value funds for the respective three-, five- and 10-year periods ended 03/31/07, as applicable. For the three-, five- and 10-year periods ended 03/31/07, the Morningstar ratings were: Franklin MicroCap Value Fund 4, 5, 5. The following fund was rated against 412; 344; 158 World Stock funds for the respective three-, five- and 10-year periods ended 03/31/07, as applicable. For the three-, five- and 10-year periods ended 03/31/07, the Morningstar ratings were: Templeton Global Smaller Companies Fund 4, 4, 3. The following funds were rated against 1100; 829; 393 Large Value funds for the respective three-, five- and 10-year periods ended 03/31/07, as applicable. For the three-, five- and 10-year periods ended 03/31/07, the Morningstar ratings were: Mutual Shares Fund 3, 4, 5 and Mutual Beacon Fund 3, 5, 5. The following fund was rated against 412; 344; 158 World Stock funds for the respective three-, five- and 10-year periods ended 03/31/07, as applicable. For the three-, five- and 10-year periods ended 03/31/07, the Morningstar ratings were: Mutual Discovery Fund 4, 4, 5. The following fund was rated against 271; 260; 191 Muni National Long funds for the respective three-, five- and 10-year periods ended 03/31/07, as applicable. For the three-, five- and 10-year periods ended 03/31/07, the Morningstar ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4. The following fund was rated against 153; 138; 113 Muni California Long funds for the respective three-, five- and 10-year periods ended 03/31/07, as applicable. For the three-, five- and 10-year periods ended 03/31/07, the Morningstar ratings were: Franklin California High Yield Municipal Fund 5, 5, 5. The following fund was rated against 163; 143; 103 World Bond funds for the respective three-, five- and 10-year periods ended 03/31/07, as applicable. For the three-, five- and 10-year periods ended 03/31/07, the Morningstar ratings were: Templeton Global Bond Fund 5, 5, 5.

23.	Source: Strategic Insight, as of 2/28/07. Based on long-term municipal bond fund assets.

24.	As of 3/31/07.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, and Franklin’s Form 10-Q filings.

•	We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

•

Regulatory and legislative actions and reforms are making the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•

Our ability to maintain the beneficial tax treatment we anticipate with respect to foreign earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.

•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.

•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.

•	The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

•

Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.

•	We could suffer losses in earnings or revenue if our reputation is harmed.

•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.

•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

•

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.

•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.

•

Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

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